UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K regarding an amendment to the Flowserve Corporation By-Laws (the “Bylaws”) is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2017, Flowserve Corporation, a New York corporation (the “Company”) announced that Tom Pajonas, Chief Operating Officer of the Company and Interim President of the Industrial Product Division (“IPD”), provided the Company with notice of his intention to retire from the Company as of December 31, 2017 (“Retirement Date”). In connection with his planned retirement, Mr. Pajonas will immediately transition to the role of President of IPD effective May 24, 2017. The same functions will continue to report to Mr. Pajonas, with the exception of the other division presidents, who will now report to Scott Rowe, President and Chief Executive Officer of the Company. The new structure will help better align Mr. Rowe’s involvement in the business, while allowing Mr. Pajonas to focus on IPD improvement efforts as he transitions his leadership responsibilities prior to his retirement.

In connection with Mr. Pajonas’ retirement, and in recognition of his many years of service and dedication to the Company, the Board of Directors (“Board”) and the Organization and Compensation Committee of the Board have approved modifications to the vesting terms of time-vesting restricted stock granted to Mr. Pajonas in 2015 and the special performance shares granted to Mr. Pajonas on August12, 2015 (“Special Performance Shares”). The modifications provide that (a) the Special Performance Shares will vest at target upon the Retirement Date and (b) time-vesting restricted stock granted to Mr. Pajonas in calendar year 2015 will vest in full upon the Retirement Date. Prior to these modifications, Mr. Pajonas would have forfeited some or all of his unvested restricted stock and unvested Special Performance Shares granted in calendar year 2015 upon the Retirement Date. It is expected that, as of December 31, 2017, 50,000 Special Performance Shares and 6,927 shares of time-vesting restricted stock granted in 2015 will be subject to acceleration, each as described above.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2017, the Board of Directors of the Company voted to amend the Bylaws, effective May 18, 2017. Article III, Section 2 of the Bylaws, which sets forth the number of directors of the Company, was amended by the Board of Directors to reduce the number of directors of the Company from ten to nine.

The foregoing description of the amendment contained in the Bylaws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2017, the Company held its 2017 Annual Meeting of Shareholders (the “Meeting”). The number of shares present at the Meeting was 122,828,872 representing 94.12% of the 130,488,868 shares issued and outstanding that were entitled to vote on March 23, 2017, the record date for the Meeting.

Six items of business were submitted to shareholders at the Meeting. The voting results for each proposal are set forth below:

1.    Election of Directors. The director nominees listed below were duly elected at the Meeting for annual terms expiring in 2018 pursuant to the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
R. Scott Rowe	116,307,029	212,599	6,309,244

Leif E. Darner	116,260,673	258,955	6,309,244

Gayla J. Delly	116,347,464	172,164	6,309,244

Roger L. Fix	115,402,323	1,117,305	6,309,244

John R. Friedery	114,270,852	2,248,776	6,309,244

Joe E. Harlan	114,435,606	2,084,022	6,309,244

Rick J. Mills	116,184,890	334,738	6,309,244

David E. Roberts	114,697,636	1,821,992	6,309,244

The foregoing totals of votes for and withheld do not include broker non-votes.

2.    Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	104,686,455
Votes AGAINST:	9,913,218
Votes ABSTAINED:	1,919,955
Broker Non-Votes:	6,309,244

3.    Advisory Vote on the Frequency of Conducting the Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of how frequently the advisory vote on the compensation of the Company’s named executive officers should be conducted received the following votes:

Votes for 1 YEAR:	111,431,466
Votes for 2 YEARS:	222,266
Votes for 3 YEARS:	4,822,102
Votes ABSTAINED:	43,794
Broker Non-Votes:	6,309,244

4.    Ratification of Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP was ratified to serve as the Company’s independent registered public accounting firm for 2017 pursuant to the following votes:

Votes FOR:	121,896,654
Votes AGAINST:	894,786
Votes ABSTAINED:	37,432
Broker Non-Votes:	0

5.    Shareholder Proposal – Request to Amend Proxy Access Bylaw. The shareholder proposal requesting that the Board of Directors take action to amend the proxy access bylaws to increase the number of shareholders able to aggregate their shares to meet ownership requirements was rejected pursuant to the following votes:

Votes FOR:	21,627,379
Votes AGAINST:	90,528,619
Votes ABSTAINED:	4,363,630
Broker Non-Votes:	6,309,244

6.    Election of Director – Ruby R. Chandy. Ruby R. Chandy was duly elected as a director at the Meeting for an annual term expiring in 2018 pursuant to the following votes:

Votes FOR:	115,705,702
Votes Withheld:	813,926
Broker Non-Votes:	6,309,244

No other matters were voted on at the Meeting.

Decision on the Frequency of Future Advisory Votes on Executive Compensation

In light of the vote of the shareholders on proposal 3 reported above, the Company’s Board of Directors has determined that an advisory vote to approve the compensation of the Company’s named executive officers will be conducted every year, until the Company holds the next required shareholder advisory vote on the frequency of conducting the advisory vote on executive compensation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 24, 2017	By:	/S/ CAREY A. O’CONNOR
Carey A. O’Connor
Senior Vice President and
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 18, 2017.